                                                                   Exhibit 10(b)


               SECOND AMENDMENT AND EXTENSION TO CREDIT AGREEMENT


         THIS SECOND AMENDMENT AND EXTENSION TO CREDIT AGREEMENT (this "Agreement") is made and entered into as of this 7th day of February, 2003, among FLORIDA EAST COAST INDUSTRIES, INC., a Florida corporation (the "Borrower"), the Banks set forth on the signature pages hereto (the "Banks"), BANK OF AMERICA, N.A., a national banking association, as administrative agent for the Banks under this Agreement (in such capacity, the "Administrative Agent") and as Swingline Bank and Letter of Credit Issuing Bank, WACHOVIA BANK, N.A., a national banking association (formerly First Union National Bank), as syndication agent, and SUNTRUST BANK, a Georgia banking corporation, as documentation agent for the Banks under this Agreement.

                                    RECITALS

         A. The Borrower and the Banks are parties to that certain Credit Agreement dated as of March 22, 2001, as amended by that certain First Amendment to Credit Agreement and Pledge Agreement dated as of November 9, 2001 (as amended from time to time, the "Credit Agreement"), pursuant to which the Banks agreed to make Loans from time to time in an aggregate principal amount of up to $300,000,000. Capitalized terms not otherwise defined herein shall have the meanings given such terms in the Credit Agreement.

         B. To secure its obligations to the Banks under the Credit Agreement, the Borrower granted to the Banks a security interest in the Collateral. The Collateral includes all of the assets described in Section 2.01 of the Credit Agreement.

         C. To induce the Banks to make the loans to the Borrower under the Credit Agreement, Florida East Coast Railway, LLC, Flagler Development Company, Gran Central - Deerwood North, L.L.C., Florida Express Carriers, Inc., Florida Express Logistics, Inc., Florida East Coast Deliveries, Inc. and Railroad Track Construction Corporation (collectively, the "Guarantors") have delivered to the Administrative Agent for the benefit of the Banks a Guaranty Agreement, dated as of March 22, 2001, as amended (the "Guaranty"), guaranteeing payment and performance by the Borrower of its Obligations under the Credit Agreement.

         D. On December 4, 2002, the Borrower completed the sale of 100% of the Capital Stock of EPIK to Odyssey Telecorp, Inc., a Delaware corporation ("Odyssey"). As partial consideration for EPIK, the Borrower received a warrant granting the Borrower the right to acquire up to 15% of the shares of common stock of Odyssey (subject to dilution in certain circumstances) with an exercise price of $7 million (the "Warrant"). As a consequence of the foregoing sale, the Borrower has requested certain amendments to the Credit Agreement.

         E. The Banks are willing to make certain amendments to the Credit Agreement on the terms and conditions set forth herein, including but not limited to (i) permanently reducing the aggregate Commitments, (ii) extending the Commitment Termination Date, and (iii) modifying certain affirmative, negative and financial covenants.

                                    AGREEMENT

         In consideration of the Recitals and of the mutual promises and covenants contained herein, the Banks and the Borrower agree as follows:

         1. EXTENSION. The Borrower, the Administrative Agent and the Banks agree that the Commitment Termination Date is extended to March 31, 2005.

         2. AMENDMENTS TO CREDIT AGREEMENT. The Borrower, the Administrative Agent, the Issuing Bank and the Banks agree to the following amendments to the Credit Agreement:

                  (a) Section 1.01(d) of the Credit Agreement is amended to delete the comma after "capital expenditures" and to delete the phrase "investments in or loans to EPIK."

                  (b) Section 1.05(d)(i) of the Credit Agreement is amended to delete clause (B), with clause (C) becoming clause (B) and clause (D) becoming clause (C).

                  (c) Section 1.05(d)(iii) of the Credit Agreement is amended in its entirety to read as follows:

                  upon the issuance by any Group Member of Capital Securities, by an amount equal to 100% of the Net Cash Proceeds from such issuance, provided that such reduction shall not be required with respect to the issuance or exercise of stock or other equity options to management or other employees of a Group Member as employee benefits.

                  (d) The amount of each Bank's Commitment is hereby reduced to the amount set forth opposite such Bank's name on the signature pages hereof such that the aggregate amount of the Commitments shall be $200,000,000.

                  (e) Section 4.04(c) of the Credit Agreement is amended to delete the first sentence thereof in its entirety and replace it with the following:

                  The financial statements, if any, that the Borrower has most recently delivered to each of the Banks pursuant to Section
                  5.06 (relating to the operations and financial condition of the Consolidated Group after the Closing Date) fairly present the consolidated and consolidating financial condition of the Consolidated Group as of the dates thereof and the consolidated and consolidating results of the operations of the Consolidated Group for the periods covered thereby and are complete and correct in all material respects.

                  (f) Section 5.06(a) of the Credit Agreement is amended to delete the phrase "(including EPIK)" in the two places it appears in such Section.

                  (g) Section 5.06(b) of the Credit Agreement is amended in its entirety to read as follows:

                  (b) Annual Statements. As soon as available and in any event within ninety (90) days after the close of each fiscal year of the Borrower, copies of the consolidated and consolidating balance sheets of the Consolidated Group as of the close of such fiscal year and consolidated and consolidating statements of earnings and cash flows of the Consolidated Group for such fiscal year, in each case setting forth in comparative form the figures for the preceding fiscal year, all in reasonable detail and accompanied by an unqualified opinion thereon of KPMG LLP, or any successor accounting firm or any other independent public accountants selected by the Borrower and satisfactory to the Banks, to the effect that such consolidated financial statements of the Consolidated Group have been prepared in accordance with Generally Accepted Accounting Principles consistently maintained and applied (except for changes in accounting principles required by the Financial Accounting Standards Board or American Institute of Certified Public Accountants as disclosed therein) and that the examination of such accounts in connection with such financial statements has been made in accordance with generally accepted auditing standards and, accordingly, includes such tests of the accounting records and such other auditing procedures as were considered necessary in the circumstances;

                  (h) Section 6.01of the Credit Agreement is amended to delete clause (g) thereof and replace it with the following:


                  (g) in respect of property securing Non-recourse Debt of Flagler, but any such Liens shall cover only the property of the project to which such Non-recourse Debt relates and the aggregate principal amount secured by such Liens shall not exceed $325,000,000.

                  (i) Section 6.02 of the Credit Agreement is amended in its entirety to read as follows:

                  The Borrower shall not, and shall not cause, permit or suffer any other Group Member, directly or indirectly, to create, incur, assume or suffer to exist any Debt, except (a) Debt hereunder and under the Loan Documents in respect of the Notes, (b) Debt between and among Group Members, (c) equipment financing, the aggregate amount of which shall not exceed $10,000,000, (d) with respect to Flagler, Non-recourse Debt, the aggregate amount of which shall not exceed $325,000,000, and (e) Debt in respect of the Bond Issuance to the extent such Debt is secured by the Flagler Letter of Credit.

                  (j) Section 6.03(a) of the Credit Agreement is amended in its entirety to read as follows:

                  Except as otherwise provided herein, the Borrower shall not, and shall not cause, permit or suffer any other Group Member to, (i) sell, lease, transfer or otherwise dispose of any portion of its properties and assets to any Person (other than in the ordinary course of business) or (ii) liquidate or discontinue its business; provided, however, that (x) any Group Member (other than the Borrower) may sell, lease or transfer all or substantially all of its assets to the Borrower or another Group Member and the Borrower may acquire (for an amount not exceeding the fair market value thereof) all or substantially all of the properties and assets of the other Group Member so to be sold, leased or transferred to it, if immediately before and after giving effect to such sale, lease or transfer, no Default shall have occurred and be continuing, (y) any Group Member may sell assets that are obsolete or no longer used or useful in its business, and (z) any Group Member may sell other assets, provided that (A) immediately prior to such sale, no Default shall have occurred and be continuing, (B) immediately after giving effect to such sale, no Default shall have occurred or be continuing, and (C) the aggregate fair market value of all such other assets sold during any fiscal year shall not exceed $10,000,000.

                  (k) Section 6.04(b) of the Credit Agreement is amended in its entirety to read as follows:

                  The Borrower shall not, and shall not cause, permit or suffer any other Group Member to, make or commit to make any advance, loan, extension of credit or capital contribution to, or purchase of any stock, bonds, notes, debentures or other securities of, or make any other investment (by way of guarantee or otherwise) in any Person other than (i) investments in obligations of, and obligations of third parties that are fully guaranteed as to principal and interest by, the United States of America; or (ii) investments in commercial paper issued by any Person having at least an A2 credit rating from the publication services of Standard & Poor's Credit Corp. ("S&P"), or P2 by Moody's Investor Services, Inc. ("Moody's"), or similar ratings provided by successor rating agencies; or (iii) demand deposits maintained in the ordinary course of the Borrower's business or that of any of the other Group Members; or (iv) repurchase agreements collateralized by the investments referred to in (i) or (ii) above; or (v) certificates of deposit, master notes, bankers' acceptances, or Eurodollar time deposits issued by commercial banks or trust companies having capital and surplus in excess of $100,000,000; or (vi) obligations of states, municipalities, counties, political subdivisions, agencies of the foregoing and other similar entities, rated at least A, MIG-1, or MIG-2 by Moody's or at least A by S&P, or similar ratings by successor rating agencies; or (vii) unrated obligations of states, municipalities, counties, political subdivisions, agencies of the foregoing and other similar entities, supported by irrevocable letters of credit issued by commercial banks having capital and surplus in excess of $100,000,000 and long-term debt that is rated at least A by Moody's or S&P (or similar ratings by successor rating agencies) or commercial paper that is rated at least A2 by Moody's or P2 by S&P (or similar ratings by successor rating agencies); or (viii) unrated general obligations of states, municipalities, counties, political subdivisions, agencies of the foregoing and other similar entities, provided that the issuer has other outstanding general obligations rated at least A, MIG-1 or MIG-2 by Moody's or A by S&P (or similar ratings by successor rating agencies); or (ix) mutual funds that invest exclusively in the investments permitted by the preceding clauses (i) through (viii); or (x) investments owned on the date hereof; or (xi) investments by the Borrower and other Group Members in the Borrower and other Group Members; or (xii) Acquisitions permitted by Section 6.04(a) and, provided no Default has occurred and is continuing or would result therefrom, other investments which satisfy the conditions specified in clauses (iii) and (iv) of Section 6.04(a); or (xiii) investments by Flagler in joint ventures pursuant to the St. Joe Management Agreement and pursuant to other joint venture agreements existing on the date hereof, provided that (A) immediately prior to such investment, no Default shall have occurred and be continuing, (B) immediately after giving effect to such investment, no Default shall have occurred or be continuing, and (C) the amount of cash and the book value of other assets invested in such joint ventures shall not exceed $100,000,000 in the aggregate; or (xiv) advances, loans, or extensions of credit or other investments made after the date hereof for general corporate purposes, including without limitation seller or lessor financing in connection with asset sales and leases permitted hereunder, and Guaranties of Debt of Persons outside the Borrower Group, provided that the aggregate outstanding principal amount of all such investments, advances, loans, extensions of credit and Guaranties shall not exceed $25,000,000; or (xv) redemptions and repurchases of Capital Securities of the Borrower permitted by Section 6.07.

                  (l) Section 6.05 of the Credit Agreement is amended in its entirety to read as follows:

                  The Borrower shall not, and shall not cause, permit or suffer any of the other Group Members to, issue any Guaranty, except that (a) the Borrower and the other Group Members may execute and deliver the Guaranty Agreements and may endorse checks for deposit in the ordinary course of business, (b) Flagler may execute and deliver performance guaranties to municipalities in connection with specific projects in the ordinary course of business, (c) any Group Member may Guaranty any obligations of any other Group Member provided that the incurrence of the obligations so guaranteed is not prohibited by this Agreement and (d) one or more Group Members may Guaranty any obligations of any Person outside the Borrower Group, provided that the aggregate maximum principal liability under all such Guaranties, together with the aggregate outstanding principal amount of investments, advances, loans and extensions of credit (other than such Guaranties) made pursuant Section 6.04(b)(xiv) above, does not exceed $25,000,000.

                  (m) Section 6.07 of the Credit Agreement is amended to delete "$50,000,000" from the last line thereof and replace it with "the Repurchase Limit".

                  (n) Section 6.10 of the Credit Agreement is amended to delete the phrase ", including EPIK," contained therein.

                  (o) Section 6.14 of the Credit Agreement is amended to delete the phrase "and EPIK," contained therein.

                  (p) Section 7.02 of the Credit Agreement is amended in its entirety to read as follows:

                  The Borrower Group shall maintain at all times a minimum Group Net Worth (a) as of December 31, 2002 equal to 85% of the aggregate amount included under stockholder's equity on the consolidated balance sheet of the Consolidated Group (including any effects of the sale of EPIK but net of the adjustments in clauses (a) through (f) of the definition of Group Net Worth) (the "Baseline Net Worth"), (b) at all times after December 31, 2002, equal to (i) the Baseline Net Worth plus the sum of (A) 50% of Group Net Income (but not less any net losses) for each of the Borrower's fiscal quarters ending after December 31, 2002 and (B) an amount equal to 100% of the Net Cash Proceeds of any issuances by the Borrower of any Capital Securities from and after January 1, 2003, minus (ii) the lesser of (A) the Repurchase Limit and (B) the aggregate amount of repurchases and redemptions of the Borrower's Capital Securities made by the Borrower from and after January 1, 2003.

                  (q) Section 7.04 of the Credit Agreement is deleted.

                  (r) The following definition set forth in Exhibit A to the Credit Agreement is hereby amended in its entirety to read as follows:

                  "Acquisition" shall mean any transaction, or series of related transactions, by which the Borrower and/or any other Group Member directly or indirectly (a) acquires all or substantially all of the assets of any Person or division thereof, whether through purchase of assets, merger or otherwise, (b) acquires (in one transaction or as the most recent transaction in a series of transactions) control of at least a majority in ordinary voting power of the securities of a Person which have ordinary voting power for the election of directors or (c) otherwise acquires control of more than 50% of the voting equity interests in any such Person. Notwithstanding the foregoing, Acquisition shall not include
                  (i) any acquisition where the assets acquired consist solely of real property and assets incidental thereto (which may include operating buildings and office/industrial parks with tenant leases and property management contracts and personnel directly associated with the administration of such leases and contracts) or (ii) any acquisition of a Person all or substantially all of the assets of which consist of real property and assets incidental thereto (which may include operating buildings and office/industrial parks with tenant leases and property management contracts and personnel directly associated with the administration of such leases and contracts), in each case made by Florida East Coast Railway, L.L.C., Flagler Development Company or any of their Subsidiaries in the ordinary course of its business; provided that Acquisition shall include any acquisition of a business as a going concern.

                  (s) The definition of Borrower Group in Exhibit A to the Credit Agreement is hereby amended by deleting the phrase "EPIK and" contained therein.

                  (t) The following definition is added to Exhibit A to the Credit Agreement in appropriate alphabetical order:

                  "Repurchase Limit" shall mean $150,000,000, provided that, for periods after December 31, 2003, the Repurchase Limit shall be increased as follows: if the Borrower delivers a certificate of the chief financial officer of the Borrower in form and substance reasonably satisfactory to the Administrative Agent certifying that, based on the most recent financial statements delivered pursuant to Section 5.06(a) or 5.06(b), as appropriate, and after giving effect to the aggregate amount of the Borrower's proposed redemptions, repurchases or special dividends on a pro forma basis (including any Group Debt incurred in connection therewith), the Leverage Ratio is less than 2.00 to 1.00, the Repurchase Limit shall be increased by the amount of such proposed redemption, repurchase or special dividend included in such pro forma calculation, except that the Repurchase Limit shall in no event exceed $200,000,000. Notwithstanding the foregoing, if the Leverage Ratio exceeds
                  2.00 to 1.00 at any time after the Repurchase Limit has been increased beyond $150,000,000, then until the Leverage Ratio shall again be less than 2.00 to 1.00, the Repurchase Limit shall equal the greater of (a) $150,000,000 or (b) the aggregate amount as of such date of reporting of special dividends on, and redemptions and repurchases of, capital stock of the Borrower made from and after the date hereof but prior to such date of reporting. In no event shall the Repurchase Limit exceed $200,000,000.

         3. WARRANT. Notwithstanding Section 2.01(a) of the Credit Agreement and the applicable provisions of the Pledge Agreement initially pledging the shares of Class A Common Stock of EPIK, the Borrower shall not be required to deliver the Warrant to the Administrative Agent for purposes of perfecting the Administrative Agent's Lien thereon until the earlier to occur of (i) a request by the Majority Banks (which request shall be deemed to be given in the event the Pledge Agreements do not terminate on March 22, 2003) or (ii) a request by the Administrative Agent after the occurrence of an Event of Default.

         4. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Administrative Agent, the Issuing Bank and each of the Banks as follows:

                  (a) RECITALS. The Recitals in this Agreement are true and correct in all respects.

                  (b) INCORPORATION OF REPRESENTATIONS. All representations and warranties of the Borrower in the Credit Agreement are incorporated herein in full by this reference and are true and correct as of the date hereof.

                  (c) NO DEFAULTS. No Default or Event of Default has occurred and is continuing under the Credit Agreement.

                  (d) CORPORATE POWER; AUTHORIZATION. The Borrower has the corporate power, and has been duly authorized by all requisite corporate action, to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly executed and delivered by the Borrower.

                  (e) ENFORCEABILITY. This Agreement is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

                  (f) NO VIOLATION. The Borrower's execution, delivery and performance of this Agreement do not and will not (i) violate any law, rule, regulation or court order to which the Borrower or any other Group Member is subject; (ii) conflict with or result in a breach of the Borrower's or any Group Member's Articles of Incorporation or Bylaws or any agreement or instrument to which the Borrower or any Group Member is party or by which it or its properties are bound, or (iii) result in the creation or imposition of any lien, security interest or encumbrance on any property of the Borrower or any Group Member, whether now owned or hereafter acquired, other than liens in favor of the Banks.

                  (g) OBLIGATIONS ABSOLUTE. The obligation of the Borrower to repay the Loans, together with all interest accrued thereon, is absolute and unconditional, and there exists no right of set off or recoupment, counterclaim or defense of any nature whatsoever to payment of the Obligations.

         5. CONDITIONS PRECEDENT TO EFFECTIVENESS OF AGREEMENT. This Agreement shall not be effective unless and until each of the following conditions shall have been satisfied in the Administrative Agent's sole discretion or waived by the Administrative Agent:

                  (a) EXECUTION OF AGREEMENT AND GUARANTORS' CONSENT. The Borrower and the Majority Banks shall have executed and delivered this Agreement and the Guarantors shall have executed the Consent of Guarantors at the end of this Agreement.

                  (b) OPINIONS OF COUNSEL. The Administrative Agent and the Banks shall have received favorable opinions of counsel to the Borrower addressed to the Administrative Agent and the Banks, dated as of the date hereof and satisfactory in form and substance to the Administrative Agent and the Banks, as to the due authorization, execution, delivery and enforceability of this Agreement, the Consent of Guarantors at the end of this Agreement and such other matters as the Administrative Agent and the Banks shall request.

                  (c) OTHER DELIVERABLES. The Borrower shall have delivered, or caused to be delivered, to the Administrative Agent:

                           (i) A certificate of the Secretary or an Assistant
                  Secretary of the Borrower and each other Group Member dated as of the date hereof substantially in the form attached as Appendix 2 to Exhibit E of the Credit Agreement, certifying among other things that the Articles of Incorporation and Bylaws of such Group Member have not been amended or modified since March 22, 2001.

                           (ii) A certificate substantially in the form attached
                  as Appendix 3 to Exhibit E of the Credit Agreement certifying that (i) the Borrower is in compliance with all the terms and provisions of the Credit Agreement, as amended by this Agreement, and that as of the date hereof no Default has occurred or is continuing, and (ii) the representations and warranties contained in Article IV of the Credit Agreement are true and correct in all material respects.

                  (d) PAYMENT OF AMENDMENT/EXTENSION FEE. The Borrower shall have paid to the Administrative Agent for the account of each Bank that has approved the amendments and extension described herein, in consideration of such approval, a fee in an amount equal to 0.125% of such Bank's Commitment (as reduced pursuant to this Agreement).

                  (e) PAYMENT OF ARRANGEMENT FEE. The Borrower shall have paid to Banc of America Securities LLC ("BAS") the balance of the arrangement fee provided for in that certain letter agreement dated January 20, 2003 between the Borrower, BAS and Bank of America, N.A.

                  (f) PAYMENT OF EXPENSES. The Borrower shall have paid the Administrative Agent all of its reasonable costs and expenses (including the Administrative Agent's attorneys fees) incurred in connection with the preparation of this Agreement.

                  (g) MANDATORY PAYMENT. The Borrower shall have repaid the Revolving Loans, if necessary, in an amount sufficient to reduce the outstanding principal balance of the Revolving Loans to an amount not greater than the aggregate reduced Commitments (as provided in Section 1(a) above) less the aggregate principal amount of Swingline Loans outstanding less the aggregate stated amount of Letters of Credit outstanding. All repayments under this Section shall have been accompanied by accrued interest on the principal amount being repaid to the date of repayment.

                  (h) COMMITMENT TRANSFERS. The Agent shall have received duly executed Commitment Transfer Supplements evidencing the transfer by each of Republic Bank, Compass Bank and Israel Discount Bank of New York of 100% of their respective Commitments to one or more Banks, which transfers shall be deemed to have occurred immediately prior to the effectiveness of this Amendment.

         6. EFFECT AND CONSTRUCTION OF AGREEMENT. Except as expressly provided herein, the Credit Agreement, the Pledge Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms, and this Agreement shall not be construed to:

                  (i) impair the validity, perfection or priority of any lien or security interest securing the Obligations;

                  (ii) waive or impair any rights, powers or remedies of the Administrative Agent, the Issuing Bank and the Banks under the Credit Agreement and the Loan Documents; or

                  (iii) constitute an agreement by the Administrative Agent, the Issuing Bank and the Banks or require them to make further amendments to the Credit Agreement.

         In the event of any inconsistency between the terms of this Agreement, the Credit Agreement, the Pledge Agreement or any of the other Loan Documents, this Agreement shall govern. The Borrower acknowledges that it has consulted with counsel and with such other experts and advisors as it has deemed necessary in connection with the negotiation, execution and delivery of this Agreement. This Agreement shall be construed without regard to any presumption or rule requiring that it be construed against the party causing this Agreement or any part hereof to be drafted.

         7. MISCELLANEOUS.

                  (a) FURTHER ASSURANCE. The Borrower agrees to execute such other and further documents and instruments as the Administrative Agent, the Issuing Bank and the Banks may request to implement the provisions of this Agreement.

                  (b) BENEFIT OF AGREEMENT. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto, their respective successors and assigns. No other person or entity shall be entitled to claim any right or benefit hereunder, including, without limitation, the status of a third-party beneficiary of this Agreement.

                  (c) INTEGRATION. This Agreement, together with the Credit Agreement and the Loan Documents, constitutes the entire agreement and understanding among the parties relating to the subject matter hereof, and supersedes all prior proposals, negotiations, agreements and understandings relating to such subject matter. In entering into this Agreement, the Borrower acknowledges that it is relying on no statement, representation, warranty, covenant or agreement of any kind made by the Administrative Agent, the Issuing Bank and the Banks or any employee or agent of the Administrative Agent, the Issuing Bank and the Banks, except for the agreements of the Administrative Agent, the Issuing Bank and the Banks set forth herein.

                  (d) SEVERABILITY. The provisions of this Agreement are intended to be severable. If any provisions of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity of enforceability of such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.

                  (e) GOVERNING LAW. This Agreement shall in all respects be governed by and construed in accordance with the laws of the State of New York (including, without limitation, Sections 5-1401 and 5-1402 of the New York General Obligations Law), but excluding, to the fullest extent permitted by applicable law, all other choice of law and conflict of law rules.

                  (f) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties to this Agreement on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement.

                  (g) NOTICES. Any notices with respect to this Agreement shall be given in the manner provided for in Section 10.04 of the Credit Agreement.

                  (h) AMENDMENT. No amendment, modification, rescission, waiver or release of any provision of this Agreement shall be effective unless the same shall be in writing and signed by the parties hereto.

                        [Signatures Appear on Next Page]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers as of the day and year first above written.

                                        FLORIDA EAST COAST INDUSTRIES, INC.,
                                        as Borrower

                                        By: /s/ Bradley D. Lehan
                                            ------------------------------------
                                                Bradley D. Lehan
                                                Vice President, Treasurer

                                        BANK OF AMERICA, N.A.,
                                        as Administrative Agent

                                        By: /s/ Laura B. Schmuck
                                            ------------------------------------
                                                Laura B. Schmuck
                                                Assistant Vice President
                                        Address:
                                                231 South LaSalle Street
                                                Chicago, Illinois 60697


                  [BANK SIGNATURES APPEAR ON SUCCEEDING PAGES]

Amounts
-------

                                        BANK OF AMERICA, N.A.,
                                        as Bank, Swingline Bank and Issuing Bank

$48,000,000                             By: /s/ John M. Hall
                                            ------------------------------------
                                                John M. Hall
                                                Senior Vice President
                                        Address:
                                                550 West Main Street
                                                Suite 800
                                                Knoxville, Tennessee 37902


                                        SUNTRUST BANK,
                                        as Documentation Agent and Bank

$40,000,000                             By: /s/ Karen Copeland
                                            ------------------------------------
                                                 Karen Copeland
                                                 Vice President
                                        Address:
                                                 303 Peachtree Street
                                                 Atlanta, Georgia  30308


                                        WACHOVIA BANK, N.A., (formerly
                                        First Union National Bank, and as
                                        successor to Wachovia Bank, N.A.),
                                        as Syndication Agent and Bank

$48,000,000                             By: /s/ Charles N. Kauffman
                                            ------------------------------------
                                                Charles N. Kauffman
                                                Senior Vice President
                                        Address:
                                                225 Water Street, 2nd Floor
                                                Jacksonville, Florida  32202


                                        UNION PLANTERS BANK,
                                        as Bank

$20,000,000                             By: /s/ Steven M. Fuino
                                            ------------------------------------
                                                Steven M. Fuino
                                                Assistant Vice President
                                        Address:
                                                1489 West Palmetto Park Road
                                                3rd Floor
                                                Boca Raton, Florida  33486

                                        FLEET NATIONAL BANK,
                                        as Bank

$20,000,000                             By: /s/ David J. Doucette
                                            ------------------------------------
                                                David J. Doucette
                                                Vice President
                                        Address:
                                                100 Federal Street
                                                Mailstop MADE10008D
                                                Boston, Massachusetts  02110


                                        LASALLE BANK NATIONAL ASSOCIATION,
                                        as Bank

$16,000,000                             By: /s/ Robert W. Hart
                                            ------------------------------------
                                                Robert W. Hart
                                                First Vice President
                                        Address:
                                                135 South LaSalle Street
                                                Suite 361
                                                Chicago, Illinois  60603


                                        BNP PARIBAS,
                                        as Bank

$8,000,000                              By: /s/ Brian F. Hewett
                                            ------------------------------------
                                                Brian F. Hewett
                                                Director
                                        Address:
                                                209 S. LaSalle Street, Suite 500
                                                Chicago, Illinois  60604
                                                (312) 977-1384

                              CONSENT OF GUARANTORS


         The undersigned are the Guarantors referred to in the preceding Agreement. The undersigned do hereby consent to the terms of this Agreement and do hereby ratify and confirm the Guaranty Agreement in all respects.

                                        FLORIDA EAST COAST RAILWAY, LLC,
                                          a Florida limited liability company


                                        By: /s/ Bradley D. Lehan
                                            ------------------------------------
                                        Name:   Bradley D. Lehan
                                        Title:  Vice President, Treasurer


                                        FLAGLER DEVELOPMENT COMPANY,
                                          a Florida corporation


                                        By: /s/ Bradley D. Lehan
                                            ------------------------------------
                                        Name:   Bradley D. Lehan
                                        Title:  Vice President, Treasurer


                                        GRAN CENTRAL-DEERWOOD NORTH, L.L.C.,
                                          a Delaware limited liability company


                                        By: /s/ Bradley D. Lehan
                                            ------------------------------------
                                        Name:   Bradley D. Lehan
                                        Title:  Vice President, Treasurer


                                        FLORIDA EXPRESS CARRIERS, INC.,
                                          a Florida corporation


                                        By: /s/ Bradley D. Lehan
                                            ------------------------------------
                                        Name:   Bradley D. Lehan
                                        Title:  Vice President, Treasurer


                                        FLORIDA EXPRESS LOGISTICS, INC.,
                                          a Florida corporation


                                        By: /s/ Bradley D. Lehan
                                            ------------------------------------
                                        Name:   Bradley D. Lehan
                                        Title:  Vice President, Treasurer

                                        FLORIDA EAST COAST DELIVERIES, INC.,
                                          a Florida corporation


                                        By: /s/ Bradley D. Lehan
                                            ------------------------------------

                                        Name:   Bradley D. Lehan
                                        Title:  Vice President, Treasurer


                                        RAILROAD TRACK CONSTRUCTION CORPORATION,
                                          a Florida corporation


                                        By: /s/ Bradley D. Lehan
                                            ------------------------------------
                                        Name:   Bradley D. Lehan
                                        Title:  Vice President, Treasurer